UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 18, 2003

                  WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP
               (Exact name of registrant as specified in its charter)


            Massachusetts              2-84760                  04-2839837
          (State or other            (Commission             (I.R.S. Employer
          jurisdiction of             File Number)        Identification Number)
          incorporation)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                         (Registrant's telephone number)
                                 (864) 239-1000



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Item 5.     Other Events

On December 11, 2003, AIMCO Properties, L.P., a Delaware Limited partnership ("AIMCO Properties") and AIMCO/Winthrop Growth Investors I GP, LLC, a Delaware limited liability company ("AIMCO/Winthrop Growth Investors I"), entered into a Redemption and Contribution Agreement (the "Redemption and Contribution Agreement") with First Winthrop Corporation, a Delaware corporation ("FWC"), and the sole shareholder of Two Winthrop Properties Inc. (the "Managing General Partner"). The Managing General Partner is the current holder of the 6.25% managing general partner interest (the "MGP Interest") in the Partnership. The Redemption and Contribution Agreement relates to the acquisition of the MGP Interest by AIMCO/Winthrop Growth Investors I.

At the time of the execution of the Redemption and Contribution Agreement, NHP Management Company ("NHP"), an affiliate of AIMCO Properties, held, and until such time as the transfer of the MGP Interest from the Managing General Partner to AIMCO/Winthrop Growth Investors I is effective will continue to hold, 100% of the Class B stock of FWC, which provides NHP with the right to elect one director to the Managing General Partner's board of directors. That director, in turn, has the power to appoint the sole member of the Residential Committee of the Managing General Partner's board of directors. The Residential Committee of the Managing General Partner's board of directors is vested with the authority to elect officers and, subject to certain limitations, the Residential Committee and its officers have the right to cause the Managing General Partner to take such actions as the Residential Committee and its officers deem necessary and advisable in connection with the activities of the Partnership.

The purchase price allocated to the MGP Interest was $1,000. The Redemption and Contribution Agreement contemplates that the Managing General Partner will contribute the MGP interest to AIMCO/Winthrop Growth Investors I in exchange for limited partnership interests in AIMCO Properties. The transactions contemplated by the Redemption and Contribution Agreement are subject to the consent of the limited partners and, if applicable, lenders and governmental authorities.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP


                                    By:   Two Winthrop Properties, Inc.
                                          Managing General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Vice President - Residential


                                    Date: December 29, 2003